Restricted Cash	12 Months Ended
Dec. 31, 2017
Restricted Cash [Abstract]
Restricted Cash
RESTRICTED CASH

Restricted cash consists of funds that are contractually restricted as to usage or withdrawal and have been presented separately from cash and cash equivalents on our Consolidated Balance Sheets. As of December 31, 2017 and 2016, restricted cash consisted of the following (in millions):

	December 31,
	2017	2016
Current restricted cash
SPL Project	$544	$358
Cheniere Partners and cash held by guarantor subsidiaries	1,045	247
CCL Project	227	197
Cash held by our subsidiaries restricted to Cheniere	64	58
Total current restricted cash	$1,880	$860

Non-current restricted cash
CCL Project	$—	$73
Other	11	18
Total non-current restricted cash	$11	$91

In February 2016, Cheniere Partners entered into the $2.8 billion credit facilities (the “2016 CQP Credit Facilities”). Cheniere Partners, as well as Cheniere Investments, SPLNG and CTPL as Cheniere Partners’ guarantor subsidiaries, are subject to limitations on the use of cash under the terms of the 2016 CQP Credit Facilities and the related depositary agreement governing the extension of credit to Cheniere Partners. Specifically, Cheniere Partners, Cheniere Investments, SPLNG and CTPL may only withdraw funds from collateral accounts held at a designated depositary bank on a monthly basis and for specific purposes, including for the payment of operating expenses. In addition, distributions and capital expenditures may only be made quarterly and are subject to certain restrictions.